UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2004


                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)



         Delaware                         0-19171               91-1463450
________________________________________________________________________________
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)        Identification No.)




                   22021 - 20th Avenue S.E., Bothell, WA 98021
________________________________________________________________________________

               (Address of principal executive offices) (Zip code)


                                 (425) 485-1900
________________________________________________________________________________
              (Registrant's telephone number, including area code)


                                 Not Applicable
_______________________________________________________________________________
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 12.     Results of Operations and Financial Condition

     On February 3, 2004, ICOS Corporation issued a press release summarizing 2003 highlights, reporting financial results for the year and fourth quarter ended December 31, 2003, and providing guidance regarding financial performance expectations for 2004. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                ICOS CORPORATION


Date:  February 3, 2004                         By: /S/ MICHAEL A. STEIN
                                                    ____________________________
                                                    Michael A. Stein
                                                    Vice President and Chief
                                                    Financial Officer




                                  EXHIBIT INDEX

Exhibit No.         Description

99 Press Release of ICOS Corporation dated February 3, 2004, summarizing 2003 highlights, reporting financial results for the year and fourth quarter ended December 31, 2003, and providing guidance regarding financial performance expectations for 2004.